CLAYMORE EXCHANGE-TRADED FUND TRUST

            CLAYMORE/MORNINGSTAR MANUFACTURING SUPER SECTOR INDEX ETF
             CLAYMORE/MORNINGSTAR INFORMATION SUPER SECTOR INDEX ETF
              CLAYMORE/MORNINGSTAR SERVICES SUPER SECTOR INDEX ETF
                 CLAYMORE U.S.-1 - THE CAPITAL MARKETS INDEX ETF

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (THE "SAI") FOR THE ABOVE LISTED FUNDS:

Claymore Advisors, LLC, the Trust's investment adviser, announced today that it would close the Claymore/Morningstar Manufacturing Super Sector Index ETF, Claymore/Morningstar Information Super Sector Index ETF, Claymore/Morningstar Services Super Sector Index ETF and Claymore U.S.-1 - The Capital Markets Index ETF (collectively, the "Funds") to new investment on December 11, 2009. The Funds will be liquidated on or about December 18, 2009. Shareholders of record remaining on December 18, 2009 will receive cash at the net asset value of their shares as of December 18, 2009 which will include any capital gains and dividends as of this date. The Funds' Board of Trustees determined that closing the Funds was in the best interests of the Funds and the Funds' shareholders.

December 11, 2009 will be the last day of trading in the Funds on the NYSE Arca, Inc. (the "NYSE Arca"). The NYSE Arca will halt trading in the Funds before the open of trading on December 14, 2009. From December 14, 2009 through December 18, 2009, the Funds will be in the process of closing down and liquidating their portfolios. This process will result in the Funds not tracking their underlying indexes and their cash holdings increasing, which may not be consistent with the Funds' investment objectives and strategies.

Shareholders may sell their holdings prior to December 14, 2009, incurring a transaction fee from their broker-dealer. From December 14, 2009 through December 18, 2009, shareholders may be able to sell their shares to certain broker-dealers, but there can be no assurance that there will be a market for the Funds. All shareholders remaining on December 18, 2009 will receive cash at the net asset value of their shares as of December 18, 2009 which will include any capital gains and dividends into the cash portion of their brokerage accounts. While Fund shareholders remaining on December 18, 2009 will not incur transaction fees, the NAV of the Funds will reflect the costs of closing the Funds.

Shareholders can call 1-888-949-3837 for additional information.

                       CLAYMORE EXCHANGE-TRADED FUND TRUST
                            2455 Corporate West Drive
                              Lisle, Illinois 60532

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE


November 25, 2009